UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005


                           DAZZLING INVESTMENTS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-28865                88-0373061
 ____________________________          ____________          ___________________
 (State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


     6767 W. TROPICANA AVENUE, SUITE 207
             LAS VEGAS, NEVADA                                           89103
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (702) 248-1027
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

     On August 15, 2005, our board of directors declared a 4.55 for 1 stock dividend to our stockholders of record as of August 26, 2005. The transfer agent will deliver the dividend to our stockholders entitled thereto on or about August 29, 2005. In lieu of issuing a fractional share, we will round up any fractional share to the next full share. We currently have 2,100,000 shares issued and outstanding and giving effect to the stock dividend, we will have approximately 11,655,000 shares issued and outstanding.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 15, 2005             DAZZLING INVESTMENTS, INC.


                                    By: /s/ GLORIA ECK
                                    ______________________________
                                    Gloria Eck
                                    President and Chief Executive
                                    Officer and Director



                                    By: /s/ AMY HADLEY
                                    ______________________________
                                    Amy Hadley
                                    Treasurer and Chief Financial
                                    Officer and Director